Exhibit 10.21

***Text Omitted and Filed Separately with the Securities and Exchange Commission.
Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

	1. CONTRACT ID CODE	PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1	3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (if applicable)
0016	See Block 16C	OS124607

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		☒	9A. AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246
9B. DATED (SEE ITEM 11)

		☒	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100013C

10B. DATED (SEE ITEM 11) 02/16/2011
CODE: 1377270	FACILITY CODE:

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐  is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) See Schedule Net Increase: $306,831.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103 (b).

☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☐ is NOT ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

Tax ID Number:       33-0903395

DUNS Number:       121785997

A.        The purpose of this modification is to add funding in the amount of $306,831.00 for the purpose of funding a cost growth due to the need to repeat several non-clinical rabbit studies under Option 1/CLIN 0002 ONLY under Contract Number HHSP100201100013C.

1.          The addition of this cost growth to Option 1/CLIN 0002 under Contract Number HHSO100201100013C results in Contract Line Item Number (CLIN) 0002 being changed as follows:
Total Estimated Cost: From $[…***…] By $306,831.00 TO $[…***…].
Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER		16A. NAME AND TITLE OF CONTRACTING OFFICER
Michael Rogers, Chief Development Officer		ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Michael Rogers (Signature of person authorized to sign)	12/9/13	/s/Ethan J. Mueller (Signature of Contracting Officer)	12/10/13

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous Edition Unusable	Prescribed by GSA FAR (48 CFR) 53.24

 ***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0016	PAGE OF
		2	3

NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIER/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

No change to the Total Fixed Fee Amount of $[…***…].

Total Estimated Cost Plus Fixed Fee: From $5,000,000.00 By $306,831.00 To $5,306,831.00.

2.    This modification and the addition of this cost growth of $306,831.01 to Option 1/CLIN 0002 also results in an increase in the total amount of the contract from $35,955,542.00 by $306,831.00 to $36,262,373.00 as well as the following:

Total Estimated Cost of the Contract: From $[…***…] By $306,831.00 To $[…***…].

No change to the Total Fixed Fee Amount of $[…***…].

Total Estimated Cost Plus Fixed Fee of the Contract: From $35,955,542.00 By $306,831.00 To $36,262,373.00.

3.    This modification hereby results in an increase in the total amount of the contract from $35,955,542.00 by $306,831.00 to $36,262,373.00.

4.    Block 15G of the SF 26, the amount of $35,955,542.00 shall be changed to $36,262,373.00. Also in Block 14 of the SF 26, the following CAN Number is added as follows:

Appropriation Year: 2014; Object Class: 25106; CAN 1992003 $306,831.00

5.    The period of performance for Option 1/CLIN 0042 of Contract Number HHS0100201100013C remains unchanged at 1 June 2013 through 1 May 2014. The Statement of Work also remains unchanged. This bilateral modification does not authorize the performance of any other unexercised Option segments under the contract.

6.    Total expenses for all domestic and foreign tr.:1Tel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $[…***…] during the base segment/CLIN 0001 and $[…***…] during Option Period 1/CLIN 0002 without the prior written approval of the Contracting Officer.

B.    This is a bilateral modification. The scope, period of performance and all other terms and conditions contract number HHSO1002011000130 remain unchanged.

Delivery: 05/31/2014

Delivery Location Code: HHS HHS

200 Independence Avenue, SW

Washington DC 20201 US

FOB: Destination

Continued ....

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0016	PAGE OF
		3	3

NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIER/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Period of Performance: 02/16/2011 to 05/31/2014

Change Item 2 to read as follows(amount shown is the obligated amount):

Non-Clinical development PK and efficacy studies and stability studies.

Reports and Other Data Deliverables.

Amount: $5,000,000.00

Accounting Info:

2013.1992002.25106 Appr. Yr.: 2013 CAN: 1992002 Object Class: 25106 Funded: $0.00

Amount: $306,831.00
Accounting Info:

..2014.1992003.25106 Appr. Yr.: 2014 CAN: 1992003 Object Class: 25106

Funded: $306,831.00

306,831.00

NSN 7540-01-152-8067	OPTIONAL FORM 336-(4-86)
Sponsored by GSA
FAR (48 CFR) 53.110